EXHIBIT 99.1


                               UBS Investment Bank
                            Fixed Bid Stratification

                         Available; AF30 AUG/AUG3; '; '
================================================================================

--------------------------------------------------------------------------------
Pool Summary                               COUNT                 UPB          %
--------------------------------------------------------------------------------
Conforming                                 1,410     $215,216,744.00      56.26%
Non-Conforming                               365      167,348,376.00      43.74
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $382,565,119.93
Data as of Date: 2004-07-01
GROSS WAC: 7.0522%
NET WAC: 6.736%
% SF/PUD: 83.70%
% FULL/ALT: 3.30%
% CASHOUT: 37.28%
% PURCHASE: 54.71%
% INVESTOR: 2.69%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 82.89%
% FICO > 679: 56.33%
% NO FICO: 0.08%
WA FICO: 693
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 33.28%
CALIFORNIA %: 15.43%
Latest Maturity Date: 20340701
Loans with Prepay Penalties: 33.28%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                               COUNT                 UPB          %
--------------------------------------------------------------------------------
30 YR FXD                                  1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                           COUNT                 UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                            44       $1,802,582.00       0.47%
$50,000.01 - $100,000.00                     351       27,377,708.00       7.12
$100,000.01 - $150,000.00                    387       48,599,543.00      12.65
$150,000.01 - $200,000.00                    298       51,305,047.00      13.35
$200,000.01 - $250,000.00                    165       36,799,834.00       9.57
$250,000.01 - $300,000.00                     96       26,065,335.00       6.78
$300,000.01 - $350,000.00                     98       32,245,003.00       8.39
$350,000.01 - $400,000.00                    145       54,639,077.00      14.22
$400,000.01 - $450,000.00                     50       21,393,885.00       5.57
$450,000.01 - $500,000.00                     44       21,128,475.00       5.50
$500,000.01 - $550,000.00                     27       14,134,450.00       3.68
$550,000.01 - $600,000.00                     22       12,735,734.00       3.31
$600,000.01 - $650,000.00                     23       14,598,000.00       3.80
$650,000.01 - $700,000.00                      7        4,773,250.00       1.24
$700,000.01 - $750,000.00                      2        1,462,000.00       0.38
$750,000.01 - $800,000.00                      3        2,329,000.00       0.61
$800,000.01 - $850,000.00                      4        3,355,000.00       0.87
$900,000.01 - $950,000.00                      2        1,849,350.00       0.48
$950,000.01 - $1,000,000.00                    3        2,999,999.00       0.78
$1,000,000.01 >=                               4        4,739,350.00       1.23
--------------------------------------------------------------------------------
Total:                                     1,775     $384,332,622.00     100.00%
--------------------------------------------------------------------------------
Minimum: $24,510.00
Maximum: $1,280,000.00
Average: $216,525.42
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                             COUNT                 UPB          %
--------------------------------------------------------------------------------
<= $0.00                                       1               $0.00       0.00%
$0.01 - $50,000.00                            46        1,872,014.00       0.49
$50,000.01 - $100,000.00                     350       27,251,938.00       7.12
$100,000.01 - $150,000.00                    387       48,521,616.00      12.68
$150,000.01 - $200,000.00                    299       51,421,300.00      13.44
$200,000.01 - $250,000.00                    165       36,819,391.00       9.62
$250,000.01 - $300,000.00                     94       25,514,358.00       6.67
$300,000.01 - $350,000.00                     99       32,494,738.00       8.49
$350,000.01 - $400,000.00                    144       54,107,082.00      14.14
$400,000.01 - $450,000.00                     50       21,340,747.00       5.58
$450,000.01 - $500,000.00                     43       20,585,899.00       5.38
$500,000.01 - $550,000.00                     30       15,704,995.00       4.11
$550,000.01 - $600,000.00                     19       11,013,283.00       2.88
$600,000.01 - $650,000.00                     23       14,537,406.00       3.80
$650,000.01 - $700,000.00                      7        4,741,536.00       1.24
$700,000.01 - $750,000.00                      3        2,199,219.00       0.57
$750,000.01 - $800,000.00                      2        1,566,905.00       0.41
$800,000.01 - $850,000.00                      4        3,330,203.00       0.87
$900,000.01 - $950,000.00                      2        1,838,148.00       0.48
$950,000.01 - $1,000,000.00                    3        2,987,934.00       0.78
$1,000,000.01 >=                               4        4,716,409.00       1.23
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: $0.00
Maximum: $1,274,088.50
Average: $215,529.65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                 COUNT                 UPB          %
--------------------------------------------------------------------------------
6.501% - 6.750%                              585     $121,140,090.00      31.67%
6.751% - 7.000%                              554      123,275,875.00      32.22
7.001% - 7.250%                              274       54,106,666.00      14.14
7.251% - 7.500%                              184       42,459,111.00      11.10
7.501% - 7.750%                               94       21,219,757.00       5.55
7.751% - 8.000%                               51       10,966,658.00       2.87
8.001% - 8.250%                               23        5,985,551.00       1.56
8.251% - 8.500%                                7        2,415,392.00       0.63
8.501% - 8.750%                                1          251,958.00       0.07
8.751% - 9.000%                                1          347,055.00       0.09
9.251% - 9.500%                                1          397,006.00       0.10
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: 6.625%
Maximum: 9.500%
Weighted Average: 7.052%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jul 20, 2004 00:42             Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Available; AF30 AUG/AUG3; '; '
================================================================================


--------------------------------------------------------------------------------
Net Rate                                   COUNT                 UPB          %
--------------------------------------------------------------------------------
6.001% - 6.250%                              212      $40,107,919.00      10.48%
6.251% - 6.500%                              571      116,505,849.00      30.45
6.501% - 6.750%                              456      102,746,021.00      26.86
6.751% - 7.000%                              233       50,219,080.00      13.13
7.001% - 7.250%                              149       35,261,904.00       9.22
7.251% - 7.500%                               86       19,800,359.00       5.18
7.501% - 7.750%                               41        9,614,844.00       2.51
7.751% - 8.000%                               19        5,263,764.00       1.38
8.001% - 8.250%                                5        2,049,360.00       0.54
8.251% - 8.500%                                2          648,964.00       0.17
8.501% - 8.750%                                1          347,055.00       0.09
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 8.625%
Weighted Average: 6.736%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                  COUNT                 UPB          %
--------------------------------------------------------------------------------
241 - 300                                      1          $67,507.00       0.02%
360 - 360                                  1,774      382,497,613.00      99.98
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity          COUNT                 UPB          %
--------------------------------------------------------------------------------
241 - 300                                      1          $67,507.00       0.02%
301 - 359                                  1,554      348,829,969.00      91.18
360 - 360                                    220       33,667,644.00       8.80
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: 294
Maximum: 360
Weighted Average: 356
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                  COUNT                 UPB          %
--------------------------------------------------------------------------------
<= 0                                         220      $33,667,644.00       8.80%
1 - 1                                        349       60,131,893.00      15.72
2 - 2                                        312       53,929,813.00      14.10
3 - 3                                        226       47,205,639.00      12.34
4 - 4                                        151       37,294,872.00       9.75
5 - 5                                        151       38,188,378.00       9.98
6 - 6                                        143       43,384,986.00      11.34
7 - 12                                       206       64,464,317.00      16.85
13 - 24                                       10        2,409,534.00       0.63
25 - 36                                        2          340,446.00       0.09
37 - 48                                        5        1,547,598.00       0.40
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 47
Weighted Average: 4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                COUNT                 UPB          %
--------------------------------------------------------------------------------
0 - 0                                          2         $286,964.00       0.08%
560 - 569                                      1          119,526.00       0.03
580 - 589                                      3          999,694.00       0.26
590 - 599                                      4        1,142,688.00       0.30
600 - 609                                      1           95,321.00       0.02
610 - 619                                      5        1,371,526.00       0.36
620 - 629                                     97       20,747,244.00       5.42
630 - 639                                    119       22,711,262.00       5.94
640 - 649                                    118       22,966,091.00       6.00
650 - 659                                    138       27,078,513.00       7.08
660 - 669                                    161       36,273,283.00       9.48
670 - 679                                    162       33,270,615.00       8.70
680 - 689                                    134       29,849,557.00       7.80
690 - 699                                    120       23,404,026.00       6.12
700 - 709                                    133       29,988,522.00       7.84
710 - 719                                    133       30,560,373.00       7.99
720 - 729                                     80       19,872,096.00       5.19
730 - 739                                     77       17,462,268.00       4.56
740 - 749                                     73       17,499,638.00       4.57
750 - 759                                     55       10,913,935.00       2.85
760 - 769                                     53       13,258,221.00       3.47
770 - 779                                     33        6,790,206.00       1.77
780 - 789                                     35        7,768,051.00       2.03
790 - 799                                     27        5,581,886.00       1.46
800 - 809                                      9        1,944,904.00       0.51
810 - 819                                      1          110,010.00       0.03
820 - 829                                      1          498,701.00       0.13
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 822
Weighted Average: 693
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                        COUNT                 UPB          %
--------------------------------------------------------------------------------
15.001% - 20.000%                              3         $318,328.00       0.08%
20.001% - 25.000%                              3          133,872.00       0.03
25.001% - 30.000%                              9        1,002,051.00       0.26
30.001% - 35.000%                              5          450,637.00       0.12
35.001% - 40.000%                             14        1,935,853.00       0.51
40.001% - 45.000%                              8        1,077,427.00       0.28
45.001% - 50.000%                             17        2,833,700.00       0.74
50.001% - 55.000%                             17        3,698,183.00       0.97
55.001% - 60.000%                             27        5,157,025.00       1.35
60.001% - 65.000%                             36       10,350,416.00       2.71
65.001% - 70.000%                             68       18,545,780.00       4.85
70.001% - 75.000%                            105       27,719,584.00       7.25
75.001% - 80.000%                            401      115,631,258.00      30.23
80.001% - 85.000%                             85       18,563,270.00       4.85
85.001% - 90.000%                            369       77,218,438.00      20.18
90.001% - 95.000%                            607       97,777,801.00      25.56
95.001% - 100.000%                             1          151,498.00       0.04
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: 16.99%
Maximum: 97.00%
Weighted Average: 82.89%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jul 20, 2004 00:42             Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Available; AF30 AUG/AUG3; '; '
================================================================================


--------------------------------------------------------------------------------
Combined Loan To Value Ratio               COUNT                 UPB          %
--------------------------------------------------------------------------------
15.001% - 20.000%                              3         $318,328.00       0.08%
20.001% - 25.000%                              1           49,563.00       0.01
25.001% - 30.000%                              9        1,009,674.00       0.26
30.001% - 35.000%                              5          450,637.00       0.12
35.001% - 40.000%                             14        1,935,853.00       0.51
40.001% - 45.000%                              8        1,077,427.00       0.28
45.001% - 50.000%                             15        2,699,073.00       0.71
50.001% - 55.000%                             15        3,233,467.00       0.85
55.001% - 60.000%                             26        5,008,502.00       1.31
60.001% - 65.000%                             34        8,637,752.00       2.26
65.001% - 70.000%                             65       18,502,734.00       4.84
70.001% - 75.000%                            100       26,138,351.00       6.83
75.001% - 80.000%                            336       91,840,821.00      24.01
80.001% - 85.000%                             90       21,318,042.00       5.57
85.001% - 90.000%                            399       90,785,392.00      23.73
90.001% - 95.000%                            634      105,139,094.00      27.48
95.001% - 100.000%                            21        4,420,409.00       1.16
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: 16.99%
Maximum: 100.00%
Weighted Average: 83.96%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                        COUNT                 UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                  1,553     $299,191,308.00      78.21%
6.001% - 11.000%                               1          657,708.00       0.17
11.001% - 16.000%                              1          462,462.00       0.12
16.001% - 21.000%                              9        4,074,833.00       1.07
21.001% - 26.000%                             18        6,924,942.00       1.81
26.001% - 31.000%                             41       13,839,755.00       3.62
31.001% - 36.000%                             36       11,784,313.00       3.08
36.001% - 41.000%                             62       25,260,681.00       6.60
41.001% - 46.000%                             31       13,024,246.00       3.40
46.001% - 51.000%                             13        3,895,320.00       1.02
51.001% - 56.000%                              5        1,482,384.00       0.39
56.001% - 61.000%                              3        1,851,686.00       0.48
61.001% - 66.000%                              2          115,484.00       0.03
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 65.050%
Weighted Average: 35.526%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                   COUNT                 UPB          %
--------------------------------------------------------------------------------
California                                   170      $59,021,730.00      15.43%
New York                                     147       50,961,633.00      13.32
Florida                                      150       29,635,760.00       7.75
New Jersey                                    87       24,329,607.00       6.36
Virginia                                      75       16,985,856.00       4.44
Maryland                                      63       15,169,748.00       3.97
Massachusetts                                 43       14,165,014.00       3.70
Texas                                         79       13,309,245.00       3.48
Pennsylvania                                  76       10,521,568.00       2.75
Illinois                                      51       10,010,477.00       2.62
Nevada                                        42        9,972,913.00       2.61
Arizona                                       53        9,941,941.00       2.60
Washington                                    51        9,579,748.00       2.50
Ohio                                          75        9,356,014.00       2.45
Michigan                                      52        9,111,414.00       2.38
Minnesota                                     45        7,572,175.00       1.98
Colorado                                      39        7,480,810.00       1.96
Georgia                                       28        5,807,119.00       1.52
Oregon                                        27        4,817,089.00       1.26
New Hampshire                                 16        4,780,108.00       1.25
Wisconsin                                     25        4,045,058.00       1.06
Missouri                                      33        3,907,605.00       1.02
Louisiana                                     32        3,831,144.00       1.00
North Carolina                                24        3,698,684.00       0.97
Hawaii                                        10        3,665,675.00       0.96
Alabama                                       15        2,958,536.00       0.77
Idaho                                         18        2,903,502.00       0.76
Utah                                          14        2,688,873.00       0.70
Iowa                                          21        2,571,314.00       0.67
New Mexico                                    18        2,408,238.00       0.63
Arkansas                                      17        2,236,017.00       0.58
Maine                                         11        2,072,860.00       0.54
District Of Columbia                           9        2,038,089.00       0.53
Indiana                                       21        1,924,685.00       0.50
Kansas                                        12        1,882,340.00       0.49
Delaware                                      10        1,850,446.00       0.48
Connecticut                                    8        1,643,034.00       0.43
Tennessee                                     15        1,620,314.00       0.42
Montana                                       11        1,562,354.00       0.41
Nebraska                                      11        1,374,361.00       0.36
West Virginia                                 10        1,274,323.00       0.33
Mississippi                                    9        1,145,479.00       0.30
South Carolina                                11        1,081,252.00       0.28
Kentucky                                       7        1,050,676.00       0.27
Oklahoma                                      10        1,038,939.00       0.27
Rhode Island                                   5        1,015,328.00       0.27
Wyoming                                        7          950,605.00       0.25
Vermont                                        6          845,106.00       0.22
South Dakota                                   3          472,175.00       0.12
North Dakota                                   2          154,736.00       0.04
Alaska                                         1          123,404.00       0.03
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                             COUNT                 UPB          %
--------------------------------------------------------------------------------
States Not CA                              1,605     $323,543,390.00      84.57%
South CA                                     118       41,651,827.00      10.89
North CA                                      52       17,369,903.00       4.54
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas        Jul 20, 2004 00:42             Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Available; AF30 AUG/AUG3; '; '
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                     COUNT                 UPB          %
--------------------------------------------------------------------------------
10956                                          2       $1,788,139.00       0.47%
10952                                          3        1,482,690.00       0.39
10804                                          3        1,414,631.00       0.37
78738                                          1        1,274,089.00       0.33
91104                                          1        1,256,760.00       0.33
Other                                      1,765      375,348,811.00      98.11
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                               COUNT                 UPB          %
--------------------------------------------------------------------------------
Purchase                                     950     $209,307,977.00      54.71%
Cash Out Refi                                676      142,623,815.00      37.28
Rate & Term Refi                             146       30,265,782.00       7.91
Cash Out Debt Consolidation                    3          367,546.00       0.10
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                          COUNT                 UPB          %
--------------------------------------------------------------------------------
No                                         1,096     $239,573,759.00      62.62%
Yes                                          679      142,991,361.00      37.38
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                              COUNT                 UPB          %
--------------------------------------------------------------------------------
No Doc                                       713     $119,387,862.00      31.21%
Stated Doc                                   333       65,137,198.00      17.03
No Ratio                                     261       50,207,538.00      13.12
No Income No Asset                           190       45,293,596.00      11.84
No Income Verified                            98       37,255,584.00       9.74
No Income No Appraisal                        64       26,769,757.00       7.00
Reduced                                       28       13,206,042.00       3.45
Full                                          45       11,098,650.00       2.90
Stated Income Full Asset                      18        8,289,454.00       2.17
Asset Only                                    15        3,205,559.00       0.84
Alternate                                      4        1,523,111.00       0.40
Limited Income Full Asset                      2          644,151.00       0.17
1 Paystub/Assets Verified                      2          281,581.00       0.07
Employment Verification Only                   2          265,039.00       0.07
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                              COUNT                 UPB          %
--------------------------------------------------------------------------------
Single Family                              1,416     $286,442,731.00      74.87%
Pud                                           94       27,725,266.00       7.25
Two Family                                    82       23,591,103.00       6.17
Low Rise Condo (2-4 floors)                   90       15,115,582.00       3.95
Four Family                                   15        7,154,644.00       1.87
Three Family                                  20        5,564,671.00       1.45
Condomimium                                   20        5,293,187.00       1.38
Pud Detached                                  11        4,953,673.00       1.29
High Rise Condo (gt 8 floors)                 14        3,761,311.00       0.98
Single Family Attached                         4        1,085,789.00       0.28
Coop                                           4          737,162.00       0.19
Multifamily > 4 units                          3          532,351.00       0.14
34                                             1          436,573.00       0.11
Mobile Home Unattached                         1          171,078.00       0.04
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                  COUNT                 UPB          %
--------------------------------------------------------------------------------
Owner Occupied                             1,678     $355,577,566.00      92.95%
Second Home                                   74       16,693,646.00       4.36
Investor Occupied                             23       10,293,909.00       2.69
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                COUNT                 UPB          %
--------------------------------------------------------------------------------
0.000                                      1,026     $255,235,206.00      66.72%
12.000                                        14        5,317,251.00       1.39
24.000                                       617      101,446,836.00      26.52
36.000                                       101       15,400,611.00       4.03
60.000                                        17        5,165,215.00       1.35
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
wa Term: 8.790
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                               COUNT                 UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                         1,774     $382,128,547.00      99.89%
                                               1          436,573.00       0.11
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                              COUNT                 UPB          %
--------------------------------------------------------------------------------
1                                          1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                              COUNT                 UPB          %
--------------------------------------------------------------------------------
Amerin                                       387      $66,632,576.00      17.42%
Assumed MI for Levels Only                     4          529,412.00       0.14
GEMICO                                         3        1,019,474.00       0.27
Lender Paid MI                                 4          776,189.00       0.20
MGIC                                          15        4,338,410.00       1.13
PMI Mortgage Insurance                       496       85,279,658.00      22.29
Radian Guaranty                               22        4,142,207.00       1.08
Republic Mortgage Insurance                    6        2,441,320.00       0.64
Triad Guaranty Insurance Co.                  82       13,871,837.00       3.63
United Guaranty                               43       14,679,923.00       3.84
LTV <=80                                     713      188,854,114.00      49.37
--------------------------------------------------------------------------------
Total:                                     1,775     $382,565,120.00     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
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